Exhibit 4.1
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                           SPEEDWAY MOTORSPORTS, INC.


                                       and

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                   as Trustee



                           ---------------------------



                                    INDENTURE

                          Dated as of September 1, 1996


                           ---------------------------



                                   $77,000,000


               5 3/4% Convertible Subordinated Debentures due 2003



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



                         Reconciliation and tie between
                  the Trust Indenture Act of 1939 and Indenture
                         dated as of September 1, 1996*:


    ss. 310(a)(1) ......................................................................               609
           (a)(2) ......................................................................               609
           (a)(3) ......................................................................         Not Applicable
           (a)(4) ......................................................................         Not Applicable
           (a)(5) ......................................................................               609
              (b) ......................................................................               608
              (c) ......................................................................         Not Applicable
       ss. 311(a) ......................................................................               613
              (b) ......................................................................               613
              (c) ......................................................................         Not Applicable
       ss. 312(a) ......................................................................           701, 702(a)
              (b) ......................................................................               702(b)
              (c) ......................................................................               702(c)
       ss. 313(a) ......................................................................               703(a)
              (b) ......................................................................               703(a)
              (c) ......................................................................               703(a)
              (d) ......................................................................               703(b)
       ss. 314(a) ......................................................................               704
           (a)(4) ......................................................................              1004
              (b) ......................................................................         Not Applicable
           (c)(1) ......................................................................               102
           (c)(2) ......................................................................               102
           (c)(3) ......................................................................         Not Applicable
              (d) ......................................................................         Not Applicable
              (e) ......................................................................               102
              (f) ......................................................................         Not Applicable
       ss. 315(a) ......................................................................               601
              (b) ......................................................................               602
              (c) ......................................................................               601
              (d) ......................................................................               601
              (e) ......................................................................               514
   ss. 316(a)(1)(A) ......................................................................            502, 512
        (a)(1)(B) ......................................................................               513
           (a)(2) ......................................................................         Not Applicable
              (b) ......................................................................               508
              (c) ......................................................................             104(c)
    ss. 317(a)(1) ......................................................................               503
           (a)(2) ......................................................................               504
              (b) ......................................................................              1003
       ss. 318(a) ......................................................................               107


---------------------
                                        i

*This table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS*


Parties...........................................................................................................1
Recitals of the Company...........................................................................................1


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


         SECTION 101.               Definitions.................................................................  1
                  "Act"    .....................................................................................  2
                  "Affiliate"...................................................................................  2
                  "Agent Member"................................................................................  2
                  "Authenticating Agent"........................................................................  2
                  "Beneficial Owner"............................................................................  2
                  "Board of Directors"..........................................................................  2
                  "Board Resolution"............................................................................  2
                  "Business Day"................................................................................  2
                  "Cedel"  .....................................................................................  3
                  "Certificated Security" or "Certificated Securities"..........................................  3
                  "Change in Control"...........................................................................  3
                  "Closing Date"................................................................................  3
                  "Commission"..................................................................................  3
                  "Common Stock"................................................................................  3
                  "Company".....................................................................................  3
                  "Company Request" or "Company Order"..........................................................  3
                  "Corporate Trust Office"......................................................................  3
                  "Corporation".................................................................................  4
                  "Current Market Price"........................................................................  4
                  "DTC"    .....................................................................................  4
                  "Defaulted Interest"..........................................................................  4
                  "Depositary"..................................................................................  4
                  "Euroclear"...................................................................................  4
                  "Event of Default"............................................................................  4
                  "Exchange Act"................................................................................  4
--------
*Note:   This table of contents shall not, for any purposes, be deemed to be a part of the
         Indenture.


                                       iii




                  "Global Security" or "Global Securities"......................................................  4
                  "Global Securities Legend"....................................................................  4
                  "Holder" .....................................................................................  4
                  "Indenture"...................................................................................  4
                  "Initial Purchasers"..........................................................................  4
                  "Interest Payment Date".......................................................................  4
                  "Material Subsidiary".........................................................................  5
                  "Maturity"....................................................................................  5
                  "Officers' Certificate".......................................................................  5
                  "Opinion of Counsel"..........................................................................  5
                  "Outstanding".................................................................................  5
                  "Paying Agent"................................................................................  6
                  "Person" .....................................................................................  6
                  "Predecessor Security"........................................................................  6
                  "Purchase Agreement"..........................................................................  6
                  "Record Date".................................................................................  6
                  "Redemption Date".............................................................................  6
                  "Redemption Price"............................................................................  6
                  "Registration Rights Agreement"...............................................................  6
                  "Regular Record Date".........................................................................  6
                  "Regulation S"................................................................................  7
                  "Regulation S Permanent Global Security"......................................................  7
                  "Repurchase Date".............................................................................  7
                  "Repurchase Event"............................................................................  7
                  "Repurchase Price"............................................................................  7
                  "Resale Restriction Termination Date".........................................................  7
                  "Responsible Officer".........................................................................  7
                  "Restricted Securities Legend"................................................................  7
                  "Rule 144A Global Security"...................................................................  7
                  "Securities Custodian"........................................................................  7
                  "Security Register" and "Security Registrar"..................................................  8
                  "Senior Indebtedness".........................................................................  8
                  "Shelf Registration Statement"................................................................  8
                  "Special Record Date".........................................................................  8
                  "Stated Maturity".............................................................................  8
                  "Subsidiary"..................................................................................  8
                  "Termination of Trading"......................................................................  9
                  "Trust Indenture Act".........................................................................  9
                  "Trustee".....................................................................................  9
                  "Vice President"..............................................................................  9
         SECTION 102.               Compliance Certificates and Opinions........................................  9
         SECTION 103.               Form of Documents Delivered to Trustee...................................... 10

                                       iv


         SECTION 104.               Acts of Holders; Record Dates............................................... 10
         SECTION 105.               Notices, Etc., to Trustee and Company....................................... 11
         SECTION 106.               Notice to Holders; Waiver................................................... 12
         SECTION 107.               Conflict with Trust Indenture Act........................................... 12
         SECTION 108.               Effect of Headings and Table of Contents.................................... 13
         SECTION 109.               Successors and Assigns...................................................... 13
         SECTION 110.               Separability Clause......................................................... 13
         SECTION 111.               Benefits of Indenture....................................................... 13
         SECTION 112.               Governing Law............................................................... 13
         SECTION 113.               Legal Holidays.............................................................. 13
         SECTION 115.               Limitation on Individual Liability.......................................... 14


                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201.               Forms Generally............................................................. 14
         SECTION 202.               Form of Face of Security.................................................... 17
         SECTION 203.               Form of Reverse of Global Securities and Certificated
                                     Security................................................................... 19
         SECTION 204.               Form of Trustee's Certificate of Authentication............................. 28


                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301.               Title and Terms............................................................. 29
         SECTION 302.               Denominations............................................................... 30
         SECTION 303.               Execution, Authentication, Delivery and Dating.............................. 30
         SECTION 304.               Registration, Transfer and Exchange......................................... 31
         SECTION 305.               Temporary Securities........................................................ 36
         SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities............................ 37
         SECTION 307.               Payment of Interest; Interest Rights Preserved.............................. 38
         SECTION 308.               Persons Deemed Owners....................................................... 40
         SECTION 309.               Cancellation................................................................ 40
         SECTION 310.               Computation of Interest..................................................... 40
         SECTION 311.               CUSIP Number................................................................ 41





                                        v




                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401.               Satisfaction and Discharge of Indenture..................................... 41
         SECTION 402.               Repayment to Company........................................................ 41


                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501.               Events of Default........................................................... 42
         SECTION 502.               Acceleration of Maturity; Rescission and Annulment.......................... 44
         SECTION 503.               Collection of Indebtedness and Suits for Enforcement by
                                    Trustee..................................................................... 46
         SECTION 504.               Trustee May File Proofs of Claim............................................ 46
         SECTION 505.               Trustee May Enforce Claims Without Possession of
                                    Securities.................................................................. 47
         SECTION 506.               Application of Money Collected.............................................. 47
         SECTION 507.               Limitation on Suits......................................................... 48
         SECTION 508.               Unconditional Right of Holders to Receive Principal,
                                    Premium and Interest and to Convert......................................... 49
         SECTION 509.               Restoration of Rights and Remedies.......................................... 49
         SECTION 510.               Rights and Remedies Cumulative.............................................. 49
         SECTION 511.               Delay or Omission Not Waiver................................................ 49
         SECTION 512.               Control by Holders.......................................................... 50
         SECTION 513.               Waiver of Past Defaults..................................................... 50
         SECTION 514.               Undertaking for Costs....................................................... 51


                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601.               Certain Duties and Responsibilities......................................... 51
         SECTION 602.               Notice of Defaults.......................................................... 52
         SECTION 603.               Certain Rights of Trustee................................................... 52
         SECTION 604.               Not Responsible for Recitals or Issuance of Securities...................... 54
         SECTION 605.               May Hold Securities......................................................... 54
         SECTION 606.               Money Held in Trust......................................................... 54
         SECTION 607.               Compensation and Reimbursement.............................................. 54


                                        vi



         SECTION 608.               Disqualification; Conflicting Interests..................................... 55
         SECTION 609.               Corporate Trustee Required; Eligibility..................................... 56
         SECTION 610.               Resignation and Removal; Appointment of Successor........................... 56
         SECTION 611.               Acceptance of Appointment by Successor...................................... 57
         SECTION 612.               Merger, Conversion, Consolidation or Succession to
                                    Business.................................................................... 58
         SECTION 613.               Preferential Collection of Claims Against Company........................... 58
         SECTION 614.               Appointment of Authenticating Agent......................................... 58


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.               Company to Furnish Trustee Names and Addresses of
                                    Holders..................................................................... 60
         SECTION 702.               Preservation of Information; Communications to Holders...................... 61
         SECTION 703.               Reports by Trustee.......................................................... 61
         SECTION 704.               Reports by Company.......................................................... 62
         SECTION 705.               Rule 144A Information Requirement........................................... 62


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.               Company May Consolidate, Etc., Only on Certain Terms........................ 62
         SECTION 802.               Successor Substituted....................................................... 63


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901.               Supplemental Indentures Without Consent of Holders.......................... 63
         SECTION 902.               Supplemental Indentures With Consent of Holders............................. 64
         SECTION 903.               Execution of Supplemental Indentures........................................ 65
         SECTION 904.               Effect of Supplemental Indentures........................................... 65
         SECTION 905.               Conformity with Trust Indenture Act......................................... 65
         SECTION 906.               Reference in Securities to Supplemental Indentures.......................... 66
         SECTION 907.               Notice of Supplemental Indenture............................................ 66





                                       vii




                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001.              Payment of Principal, Premium and Interest.................................. 66
         SECTION 1002.              Maintenance of Office or Agency............................................. 66
         SECTION 1003.              Money for Security Payments to Be Held in Trust............................. 67
         SECTION 1005.              Existence................................................................... 68
         SECTION 1006.              Maintenance of Properties................................................... 68
         SECTION 1007.              Payment of Taxes............................................................ 69
         SECTION 1008.              Limitations on Disposition of Stock of Material
                                    Subsidiaries................................................................ 69
         SECTION 1009.              Waiver of Certain Covenants................................................. 70


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101.              Right of Redemption......................................................... 70
         SECTION 1102.              Applicability of Article.................................................... 70
         SECTION 1103.              Election to Redeem; Notice to Trustee....................................... 70
         SECTION 1104.              Selection by Trustee of Securities to be Redeemed........................... 71
         SECTION 1105.              Notice of Redemption........................................................ 71
         SECTION 1106.              Deposit of Redemption Price................................................. 72
         SECTION 1107.              Securities Payable on Redemption Date....................................... 72
         SECTION 1108.              Securities Redeemed in Part................................................. 73


                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

         SECTION 1201.              Securities Subordinated to Senior Indebtedness.............................. 73
         SECTION 1202.              Payment Over of Proceeds Upon Dissolution, Etc.............................. 73
         SECTION 1203.              Prior Payment to Senior Indebtedness upon Acceleration
                                    of Securities............................................................... 75
         SECTION 1204.              No Payment When Senior Indebtedness in Default.............................. 75
         SECTION 1205.              Payment Permitted If No Default............................................. 76
         SECTION 1206.              Subrogation to Rights of Holders of Senior Indebtedness..................... 76
         SECTION 1207.              Provisions Solely to Define Relative Rights................................. 76


                                       viii




         SECTION 1208.              Trustee to Effectuate Subordination......................................... 77
         SECTION 1209.              No Waiver of Subordination Provisions....................................... 77
         SECTION 1210.              Notice to Trustee........................................................... 77
         SECTION 1211.              Reliance on Judicial Order or Certificate of Liquidating
                                    Agent....................................................................... 78
         SECTION 1212.              Trustee Not Fiduciary for Holders of Senior Indebtedness.................... 79
         SECTION 1213.              Rights of Trustee as Holder of Senior Indebtedness;
                                    Preservation of Trustee's Rights............................................ 79
         SECTION 1214.              Article Applicable to Paying Agents......................................... 79
         SECTION 1215.              Certain Conversions Deemed Payment.......................................... 79
         SECTION 1216.              No Suspension of Remedies................................................... 80


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

         SECTION 1301.              Conversion Privilege and Conversion Price................................... 80
         SECTION 1302.              Exercise of Conversion Privilege............................................ 81
         SECTION 1303.              Fractions of Shares......................................................... 81
         SECTION 1304.              Adjustment of Conversion Price.............................................. 82
         SECTION 1305.              Notice of Adjustments of Conversion Price................................... 88
         SECTION 1306.              Notice of Certain Corporate Action.......................................... 89
         SECTION 1307.              Company to Reserve Common Stock............................................. 90
         SECTION 1308.              Taxes on Conversions........................................................ 90
         SECTION 1309.              Covenant as to Common Stock................................................. 90
         SECTION 1310.              Cancellation of Converted Securities........................................ 90
         SECTION 1311.              Effect of Consolidation, Merger or Sale of Assets........................... 91
         SECTION 1312.              Trustee's Disclaimer........................................................ 91


                                ARTICLE FOURTEEN

                           RIGHT TO REQUIRE REPURCHASE

         SECTION 1401.              Right to Require Repurchase................................................. 92
         SECTION 1402.              Notice; Method of Exercising Repurchase Right............................... 92
         SECTION 1403.              Deposit of Repurchase Price................................................. 93
         SECTION 1404.              Securities Not Repurchased on Repurchase Date............................... 93
         SECTION 1405.              Securities Repurchased in Part.............................................. 93
         SECTION 1406.              Certain Definitions......................................................... 94



                  INDENTURE, dated as of September 1, 1996, between SPEEDWAY MOTORSPORTS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal executive offices at U.S. Highway 29 North, P.O. Box 600, Concord, North Carolina 28026-0600, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a duly organized national association existing under the laws of the United States, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 5 3/4% Convertible Subordinated Debentures due 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.               Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the terms defined in this Article have the
                  meanings assigned to them in this Article and include the plural as well as the singular;

                           (2) all other terms used herein which are defined in
                  the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                           (3) all accounting terms not otherwise defined herein
                  have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted and accepted and adopted by the Company at the date of this Indenture; and

                           (4) the words "herein", "hereof" and "hereunder" and
                  other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms used in Articles Twelve, Thirteen and Fourteen are defined in such Articles.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" has the meaning specified in Section 201.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

                  The term "Beneficial Owner" is determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or the city in which the Corporate Trust Office is located are authorized or obligated by law to close by law or executive order.

                  "Cedel" means Cedel Bank societe anonyme.

                  "Certificated Security" or "Certificated Securities" has the meaning specified in Section 201.

                  "Change in Control" has the meaning specified in Section 1406.

                  "Closing Date" means October 1, 1996.

                  "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1311, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the offices of the Trustee in Charlotte, North Carolina, which initially shall be 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, at which any particular time its corporate trust business shall principally be administered.

                  "Corporation" means a corporation, association, company, joint-stock company and business trust.

                  "Current Market Price" has the meaning specified in Section 1304.

                  "DTC" has the meaning specified in Section 304.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" has the meaning specified in Section 304.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Global Security" or "Global Securities" means the Regulation S Temporary Global Security, the Rule 144A Global Security and the Regulation S Permanent Global Security.

                  "Global Securities Legend" means the legend set forth in
Section 202 under the heading Global Securities Legend.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Initial Purchasers" means Wheat, First Securities, Inc., Montgomery Securities and J.C. Bradford & Co.

                  "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

                  "Liquidated Damages" means any and all liquidated damages payable pursuant to Section 5 of the Registration Rights Agreement.

                  "Material Subsidiary" means a Subsidiary meeting the definition of "significant subsidiary" as defined in Section 1-02(w) of Regulation S-X under the Securities Act.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, redemption or otherwise.

                  "Officers' Certificate" means a certificate, in form reasonably satisfactory to the Trustee, signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion, in form reasonably satisfactory to the Trustee, of counsel, who may be counsel for or an employee of the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                           (i) Securities theretofore canceled by the Trustee or
                  delivered to the Trustee for cancellation;

                           (ii) Securities, or portions thereof, for the payment
                  or redemption of which moneys in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities, or portions thereof, are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice satisfactory to the Trustee has been made;

                           (iii) Securities which have been paid pursuant to
                  Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchase Agreement" means that certain Purchase Agreement dated September 26, 1996 between the Company and the Initial Purchasers.

                  "Record Date" means either a Regular Record Date or a Special Record Date, as applicable.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture on the applicable Redemption Date.

                  "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of September 26, 1996 between the Company and the Initial Purchasers.

                  "Regular Record Date", for the interest payable on any Interest Payment Date means March 15 or September 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act of 1933, as amended.

                  "Regulation S Permanent Global Security" has the meaning specified in Section 304.

                  "Regulation S Temporary Global Security" has the meaning specified in Section 201.

                  "Repurchase Date" has the meaning specified in Section 1401.

                  "Repurchase Event" has the meaning specified in Section 1406.

                  "Repurchase Price" has the meaning specified in Section 1401.

                  "Resale Restriction Termination Date" means, with respect to any Security, the date which is three years after the later of (i) the original issue date of such Security and (ii) the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any Predecessor Security).

                  "Responsible Officer" means, when used with respect to the Trustee, the chairman of the Board of Directors, any vice chairman of the Board of Directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officers or assistant officers of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively.

                  "Restricted Securities Legend" means the legend set forth in
Section 202 under the heading Restricted Securities Legend.

                  "Rule 144A" has the meaning specified in Section 201.

                  "Rule 144A Global Security" has the meaning specified in
Section 201.

                  "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 304.

                  "Senior Indebtedness" means the principal of and premium, if any, and interest on (a) all indebtedness (whether secured or unsecured) of the Company for money borrowed under the Company's revolving credit and line of credit facilities and any predecessor or successor credit facilities thereto, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (b) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, except any such other indebtedness that by the terms of the instrument or instruments by which such indebtedness was created or incurred expressly provides that it (i) is junior in right of payment to the Securities or (ii) ranks pari passu in right of payment with the Securities, and (c) any amendments, renewals, extensions, modifications, refinancings and refundings of the foregoing. For the purposes of this definition, "indebtedness for money borrowed" when used with respect to the Company means (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money (including without limitation fees, penalties or other obligations in respect thereof), whether or not evidenced by bonds, debentures, notes or other written instruments and reimbursement obligations for letters of credit, (ii) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (iii) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles, but such term shall exclude indebtedness to trade creditors.

                  "Shelf Registration Statement" means the Registration Statement with respect to the Common Stock the Company is required to file pursuant to the Registration Rights Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Termination of Trading" has the meaning specified in Section 1406.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture

Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Vice President", when used with respect to the Company means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.               Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificate and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each individual or firm signing
                  such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such
                  individual or such firm, he has or they have made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of each
                  such individual or such firm, such condition or covenant has been complied with.

SECTION 103.               Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of public officials or upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.               Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Section 501, 502 or 512.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer therefor or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.               Notices, Etc., to Trustee and Company.

                  Any Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                           (1) the Trustee by any Holder or by the Company shall
                  be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Holders and the Company by the Trustee; or

                           (2) the Company by the Trustee or by any Holder shall
                  be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 106.               Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

                  In case, by reason of the suspension of or irregular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.               Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, the imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.               Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.               Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and the Trustee shall bind each of their successors and assigns, whether so expressed or not.

SECTION 110.               Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.               Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities and, with respect to Article Twelve, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.               Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

SECTION 113.               Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal and premium if any, or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion; provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

SECTION 114.               No Security Interest Created.

                  Nothing in this Indenture or in the Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 115.               Limitation on Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.


                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.               Forms Generally.

                  The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any organizational document, any applicable law or with the rules of any securities exchange on which the Securities are listed or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  (a) Global Securities. The Securities are being offered and sold by the Company pursuant to the Purchase Agreement.

                  The Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Section 202 hereto (each, a "Rule 144A Global Security"), which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, as hereinafter provided.

                  Securities offered and sold in reliance on Regulation S, as provided in the Purchase Agreement, shall be issued initially in the form of a single, temporary global Security in fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Section 202 hereto (the "Regulation S Temporary Global Security") which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Temporary Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, as hereinafter provided.

                  Upon effectiveness of the Shelf Registration Statement, the Securities resold or transferred pursuant to the prospectus forming part of the Shelf Registration Statement may be represented by one or more permanent global Securities in definitive, fully registered form without interest coupons with the Global Securities Legend but not the Restricted Securities Legend set forth in Section 202 hereto, registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of such global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, to reflect transfers of beneficial interests from the Regulation S Permanent Global Security and the Rule 144A Global Security, subject to the rules and procedures of Euroclear and Cedel, as the case may be, and the Depositary.

                  (b) Book-Entry Provisions. This Section 201(b) shall apply only to the Regulation S Temporary Global Security, the Rule 144A Global Security and the Regulation S Permanent Global Security (the "Global Securities") deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 201(b), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c) Certificated Securities. Except as provided in Section 305, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities. Purchasers of Securities who are not QIBs and did not purchase Securities sold in reliance on Regulation S under the Securities Act (referred to herein as the "Non-Global Purchasers") will receive certificated Securities bearing the Restricted Securities Legend set forth in Section 202 hereto ("Certificated Securities"). Certificated Securities will bear the Restricted Securities Legend set forth in Section 202 unless removed in accordance with Section 304 hereof and may not be exchanged for a Global Security, or interest therein, at any time.

                  After a transfer of any Securities during the period of the effectiveness of a Shelf Registration Statement with respect to the Securities, all requirements pertaining to legends on such Securities will cease to apply, the requirements requiring any such Security issued to certain holders be issued in global form will cease to apply, and a certificated Security without legends will be available to the holder of such Securities who transfers such Securities pursuant to a prospectus which is part of such Shelf Registration Statement.

SECTION 202.               Form of Face of Security.

GLOBAL SECURITIES LEGEND:

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH

NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

RESTRICTED SECURITIES LEGEND:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S

RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION.


                           SPEEDWAY MOTORSPORTS, INC.

               5 3/4% Convertible Subordinated Debentures due 2003

No.__________                                                        $__________

                  Speedway Motorsports, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________________, or registered assigns, the principal sum of
_____________ Dollars [or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities on the reverse hereof]1 on September 30, 2003, and to pay interest thereon from the date of original issuance of Securities pursuant to the Indenture or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 31 and September 30 in each year, commencing March 31, 1997, at the rate of 5 3/4% per annum, until the principal hereof is paid or made available for payment and promises to pay any Liquidated Damages which may be payable pursuant to Section 5 of the Registration Rights Agreement on the Interest Payment Dates. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Notice of a Special Record Date shall be given to Holders of Securities not less than 10 days prior to such Special Record Date. Payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities shall be made (i) in respect of the Global Securities in immediately available funds to the accounts specified by the Global Security Holder on or prior to the respective payment dates and (ii) in respect of Certificated Securities by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

-----------------
1 This phrase should be included only if the Security is issued in global form.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:_______________                          SPEEDWAY MOTORSPORTS, INC.


                                               By ______________________________

Attest:

-----------------------------


SECTION 203.     Form of Reverse of Global Securities and Certificated Security.

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 5 3/4% Convertible Subordinated Debentures due 2003 (herein called the "Securities"), limited in aggregate principal amount to $77,000,000 (including Securities issuable pursuant to the Initial Purchasers' over-allotment option, as provided for in the Purchase Agreement dated September 26, 1996 between the Company and the Initial Purchasers), issued and to be issued under an Indenture, dated as of September 1, 1996 (herein called the "Indenture"), between the Company and First Union National Bank of North Carolina, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after the 60th day following the date of original issuance of Securities pursuant to the Indenture and on or before the close of business on September 30, 2003, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the second business day preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable whole shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock at a conversion price of $31.11 per share (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to Section 1002 of the Indenture, accompanied by written notice to the Company in the form provided in this Security (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the opening of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption), also accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an instalment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

                  The Securities are subject to redemption upon not less than 30 and not more than 60 days' notice by mail, at any time on or after September 30, 2000, as a whole or in part, at the election of the Company, at the Redemption Prices set forth below (expressed as percentages of the principal amount), plus accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

                  If redeemed during the 12-month period beginning September 30, in the year indicated, the redemption price shall be:

                                     Redemption
                         Year           Price

                         2000 . . . . 102.46%
                         2001 . . . . 101.64%
                         2002 . . . . 100.82%


                   In certain circumstances involving the occurrence of a Repurchase Event (as defined in the Indenture), the Holder hereof shall have the right to require the Company to repurchase this Security at 100% of the principal amount hereof, together with accrued interest to the Repurchase Date, but interest instalments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                   In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                   The indebtedness evidenced by this Security is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney- in-fact for any and all such purposes.

                   If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                   No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                   The Securities are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                   No service charge shall be made for any such registration of transfer or exchange except as provided in the Indenture, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                   Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, except as provided in this Security, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                   All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.

                           [FORM OF CONVERSION NOTICE]

TO SPEEDWAY MOTORSPORTS, INC.

                   The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Security to be converted (unless this Security has been called for redemption). If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

    Dated:                                       ------------------------------


                                                 ------------------------------
                                                            Signature(s)
NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program
(STAMP) or similar program.


---------------------------------
       Signature Guarantee

Fill in for registration of shares of Common
Stock if they are to be delivered, or Securities if they are to be issued, other than to and in the name of the registered owner:

---------------------------------
(Name)

---------------------------------
(Street Address)

---------------------------------
(City, State and zip code)

(Please print name and address)

Register:            Common Stock
                     Securities

(Check appropriate line(s)).

                                             Principal amount to be converted
                                             (if less than all):
                                             $             ,000

                                              ---------------------------------
                                              Social Security or other Taxpayer
                                              Identification Number of owner

                                [ASSIGNMENT FORM]



If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

_______________________________________________________________

(Insert assignee's social security or tax ID number)_________________________


_______________________________________________________________
_______________________________________________________________


(Print or type assignee's name, address and zip code) and irrevocably appoint

_______________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


_______________________________________________________________

Date: ____________                     Your Signature:__________________________
                                      (Sign exactly as your name appears on the
                                                   face of this Security)

Signature Guarantee:

                      [OPTION OF HOLDER TO ELECT PURCHASE]





                  If you wish to have this Security purchased by the Company pursuant to Section 1401 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Security (which is $1,000 or an integral multiple thereof) purchased by the Company pursuant to
Section 1401 of the Indenture, state the amount you wish to have purchased:


                                                                  $ ____________

Date: _________________                    Your Signature(s): __________________

                                           Tax Identification No.: _____________

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee: _____________________________

           [FORM OF SCHEDULE OF EXCHANGES OF CERTIFICATED SECURITIES2]


         The following exchanges of a part of this Global Security for Certificated Securities have been made:

                                Amount of             Amount of              Principal            Signature of
                               decrease in           increase in          Amount of this           authorized
                                Principal             Principal           Global Security         signatory of
                             Amount of this        Amount of this         following such           Trustee or
          Date of                Global                Global              decrease (or            Securities
         Exchange               Security              Security               increase)              Custodian

   1.

   2.

   3.

   4.

   5.

SECTION 204.               Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                         ------------------------,
                                                 as Trustee

                                                 By _______________________
                                                      Authorized Signatory


--------
2 This Schedule should be included only if the Security is issued in global form.

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.               Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $77,000,000 (including $7,000,000 aggregate principal amount of Securities that may be sold to the Initial Purchasers by the Company upon exercise of the over-allotment option granted pursuant to the Purchase Agreement), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108, 1302 or 1405.

                  The Securities shall be known and designated as the "5 3/4% Convertible Subordinated Debentures due 2003" of the Company. Their Stated Maturity shall be September 30, 2003 and they shall bear interest at the rate of 5 3/4% per annum, from the date of original issuance of Securities pursuant to this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 31 and September 30, commencing March 31, 1997, until the principal thereof is paid or made available for payment.

                  The principal of, premium, if any, interest and Liquidated Damages, if any, on the Securities shall be payable (i) in respect of the Global Securities in immediately available funds to the accounts specified by the Global Security Holder on or prior to the respective payment dates and (ii) in respect of Certificated Securities by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

                  The Securities shall be subject to the transfer restrictions set forth in Section 305.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

                  The Securities shall be convertible as provided in Article Thirteen.

                  The Securities shall be subject to repurchase at the option of the Holder as provided in Article Fourteen.

SECTION 302.               Denominations.

                  The Securities shall be issuable in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.               Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, and shall certify that all conditions precedent to the issuance of such Securities contained in this Indenture have been complied with. The aggregate principal amount of Securities Outstanding at any time may not exceed the amount set forth above except as provided in Section 306.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. The Trustee may appoint an Authenticating Agent pursuant to the terms of Section 614.

SECTION 304.               Registration, Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. At all reasonable times the Security Register shall be open for inspection by the Company.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as depositary (the "Depositary") with respect to the Global Security(ies).

                  The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global Security(ies).

                  Where Securities are presented to the Security Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Security Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and deliver to the Trustee and the Trustee shall authenticate Securities at the Security Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 305, 906 or 1108 hereof).

                  The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business fifteen (15) days before the day of any selection of Securities for redemption under Section 1104 and ending at the close of business on the day of selection, (ii) register the transfer or exchange of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Securities being redeemed in part or (iii) register the transfer of any Securities surrendered for repurchase pursuant to Article Fourteen.

                  All Securities issued upon any transfer or exchange of Securities in accordance with this Indenture shall be the valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

                  (a) Notwithstanding any provisions to the contrary in this Indenture, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Section 201(b) and this Section 304; provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend and under the heading "Notice to Investors" in the Offering Memorandum.

                   (i) Except for transfers or exchanges made in accordance with any of clauses (ii) through (v) of this Section 304(a), transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  (ii) Rule 144A Global Security to Regulation S Temporary Global Security. If an owner of a beneficial interest in the Rule 144A Global Security deposited with the Depositary or the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Rule 144A Global Security to a person who is required to take delivery thereof in the form of an interest in the Regulation S Temporary Global Security, such owner may, subject to the rules and procedures of the Depositary, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Temporary Global Security. Upon receipt by the Trustee, as Security Registrar, at its Corporate Trust Office of (1) instructions given in accordance with the Depositary's procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Temporary Global Security in an amount equal to the beneficial interest in the Rule 144A Global Security to be exchanged, (2) a written order from an Agent Member given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Cedel account to be credited with such increase and (3) in the case of a transfer, a certificate in the form of Exhibit A attached hereto given by the holder of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and (A) pursuant to and in accordance with Regulation S, (B) that the Security being transferred is not a "restricted security" as defined in Rule 144 under the Securities Act, or (C) stating that the person transferring such interest reasonably believes that the person acquiring such interest in the Regulation S Temporary Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, then the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the principal amount at maturity of the Rule 144A Global Security and to increase or cause to be increased the principal amount at maturity of the Regulation S Temporary Global Security by the aggregate principal amount at maturity of the beneficial interest in the Rule 144A Global Security to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Temporary Global Security equal to the reduction in the principal amount at maturity of the Rule 144A Global Security, and to debit or cause to be debited from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Security that is being exchanged or transferred.

                  (iii) Regulation S Temporary Global Security to Rule 144A Global Security. If an owner of a beneficial interest in the Regulation S Temporary Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Regulation S Temporary Global Security to a person who is required to take delivery thereof in the form of an interest in the Rule 144A Global Security, such holder may, subject to the rules and procedures of Euroclear or Cedel, as the case may be, and the Depositary, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Rule 144A Global Security. Upon receipt by the Trustee, as Security Registrar, at its Corporate Trust Office of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Security equal to the beneficial interest in the Regulation S Temporary Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order from an Agent Member given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of Exhibit B attached hereto given by the owner of such beneficial interest and stating (a)(i) that the person transferring such interest in the Regulation S Temporary Global Security reasonably believes that the person acquiring such interest in the Rule 144A Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A or (ii) such transfer is being made pursuant to another exemption from the registration requirements of the Securities Act (in which case such certificate must be accompanied by an opinion of counsel regarding the availability of such exemption) and (b) such transfer is being made in accordance with all applicable securities laws of any state of the United States or any other jurisdiction, then Euroclear or Cedel or the Trustee, as Security Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced the Regulation S Temporary Global Security and to increase or cause to be increased the principal amount at maturity of the Rule 144A Global Security by the aggregate principal amount at maturity of the beneficial interest in the Regulation S Temporary Global Security to be exchanged, and the Trustee, as Security Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Security equal to the reduction in the principal amount at maturity of the Regulation S Temporary Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Temporary Global Security that is being transferred.

                  (iv) Global Security to Certificated Security. If an owner of a beneficial interest in a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Global Security to a person who is required to take delivery thereof in the form of a Certificated Security, such owner may, subject to the rules and procedures of Euroclear or Cedel, if applicable, and the Depositary, cause the exchange of such interest for one or more Certificated Securities of any authorized denomination or denominations and of the same aggregate principal amount at maturity. Upon receipt by the Trustee, as Security Registrar, at its Corporate Trust Office of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary directing the Trustee, as Security Registrar, to authenticate and deliver one or more Certificated Securities of the same aggregate principal amount at maturity as the beneficial interest in the Global Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Certificated Securities to be so issued and appropriate delivery instructions, (2) a certificate in the form of Exhibit C attached hereto given by the owner of such beneficial interest and stating that the person transferring such interest in such Global Security reasonably believes that the person acquiring the Certificated Securities for which such interest is being exchanged is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and is acquiring such Certificated Securities having an aggregate principal amount of not less than $100,000 for its own account or for one or more accounts as to which the transferee exercises sole investment discretion, (3) a certificate in the form of Exhibit D attached hereto given by the person acquiring the Certificated Securities for which such interest is being exchanged, to the effect set forth therein, and
         (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then Euroclear or Cedel, if applicable, or the Trustee, as Security Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced such Global Security by the aggregate principal amount at maturity of the beneficial interest therein to be exchanged and to debit, or cause to be debited from the account of the person making such transfer the beneficial interest in the Global Security that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Securities of the same aggregate principal amount at maturity in accordance with the instructions referred to above.

                   (v) Certificated Security to Certificated Security. If a holder of a Certificated Security wishes at any time to transfer such Certificated Security to a person who is required to take delivery thereof in the form of a Certificated Security, such holder may, subject to the restrictions on transfer set forth herein and in such Certificated Security, cause the exchange of such Certificated Security for one or more Certificated Securities of any authorized denomination or denominations and of the same aggregate principal amount at maturity. Upon receipt by the Trustee, as Security Registrar, at its Corporate Trust Office of (1) such Certificated Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, as Security Registrar, to authenticate and deliver one or more Certificated Securities of the same aggregate principal amount at maturity as the Certificated

         Security to be exchanged, such instructions to contain the name or authorized denomination or denominations of the Certificated Securities to be so issued and appropriate delivery instructions, (3) a certificate from the holder of the Certificated Security to be exchanged in the form of Exhibit C attached hereto, (4) a certificate in the form of Exhibit D attached hereto given by the person acquiring the Certificated Securities for which such interest is being exchanged, to the effect set forth therein, and (5) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Security Registrar, shall cancel or cause to be canceled such Certificated Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Securities of the same aggregate principal amount at maturity, in accordance with the instructions referred to above.

                  (vi) Certificated Security for Global Security. A Certificated Security may not be transferred or exchanged for a beneficial interest in a Global Security.

                 (vii) Other Exchanges. In the event that a beneficial interest in a Global Security is exchanged for Securities in definitive registered form pursuant to Section 305, prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) through (v) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                (viii) Restricted Period. Prior to the termination of the "restricted period" (as defined in Regulation S under the Securities
         Act) with respect to the issuance of the Securities, transfers of interests in the Regulation S Temporary Global Security to "U.S. persons" (as defined in Regulation S under the Securities Act) shall be limited to transfers made pursuant to the provisions of Section 304(a)(iii). The Company shall advise the Trustee as to the termination of the restricted period and the Trustee may rely conclusively thereon.

                  (ix) Regulation S Temporary Global Security to Regulation S Permanent Global Security. Following the termination of the "restricted period" (as defined in Regulation S under the Securities Act) with respect to the issuance of the Securities, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for an interest in a Global Security in definitive, fully registered form without interest coupons, with the Global Securities Legend set forth in Section 202 hereto, but without the Restricted Securities Legend (a "Regulation S Permanent Global Security"), pursuant to the rules and procedures of the Depositary; provided, however, that prior to (i) the payment of interest or principal with respect to a holder's beneficial interest in the Regulation S Temporary Global Security and (ii) any exchange of such beneficial interest for a beneficial interest in the Regulation S Permanent Global Security, Euroclear or Cedel receives a certificate substantially in the form of Exhibit E hereto from the beneficial owner of such beneficial interest and Euroclear and Cedel deliver a certificate substantially in the form of Exhibit F hereto to the Trustee (or the paying agent if different from the Trustee). Upon proper presentment to the Trustee of a certificate substantially in the form of Exhibit G hereto and subject to the rules and procedures of DTC or its direct or indirect participants, including Euroclear and Cedel, an interest in a Regulation S Permanent Global Security may be exchanged for a Certificated Security that is free from any restriction on transfer (other than such as are solely attributable to any holder's status).

                  (b) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Securities are issued upon the transfer, exchange or replacement of Securities bearing the Restricted Securities Legend set forth in Section 202 hereto, or if a request is made to remove such Restricted Securities Legend on Securities, the Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Certificated Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver Securities that do not bear the legend.

                  (c) Neither the Company nor the Trustee shall have any responsibility for any actions taken or not taken by the Depositary.

SECTION 305.               Temporary Securities.

                  (a) Until definitive Securities are ready for delivery, the Company may prepare and the Trustee, upon receipt of a written order of the Company as set forth in Section 303, shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 201 shall be transferred to the beneficial owners thereof in the form of Certificated Securities only if such transfer complies with Section 304 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or
(ii) an Event of Default has occurred and is continuing.

                  (c) Any Global Security that is transferable to the beneficial owners thereof in the form of Certificated Securities pursuant to this Section 305 shall be surrendered by the Depositary to the Trustee at its drop facility located in the Borough of Manhattan, the City of New York and specified in
Section 1002, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount at maturity of Securities of authorized denominations in the form of Certificated Securities. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Security in the form of Certificated Securities delivered in exchange for an interest in the Rule 144A Global Security shall, except as otherwise provided by Section 304(b) bear the Restricted Securities Legend set forth in Section 202 hereto. Any Security in the form of Certificated Securities delivered in exchange for an interest in the Regulation S Temporary Global Security shall, except as otherwise provided by
Section 304(b) bear the Restricted Securities Legend set forth in Section 202 hereto.

                  (d) Subject to the provisions of Section 305(c), the registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

                  (e) In the event of the occurrence of either of the events specified in Section 305(b), the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form without interest coupons.

SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding. The Trustee may charge the Company for the Trustee's expenses in replacing such Security.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.               Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Payment of interest on the Securities shall be made (i) in respect of the Global Securities in immediately available funds to the accounts specified by the Global Security Holder on or prior to the respective payment dates and
(ii) in respect of Certificated Securities by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                           (1) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                           (2) The Company may make payment of any Defaulted
                  Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date, provided, however, that Securities so surrendered for conversion shall (except in the case of Securities or portions thereof called for redemption) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308.               Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.               Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.               Computation of Interest.

                  Interest on the Securities of each series shall be computed on the basis of a 360- day year of twelve 30-day months.


SECTION 311.               CUSIP Number.

                  The Company in issuing the Securities may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption, repurchase or exchange as a convenience to holders of Securities; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.               Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except that the Company's obligations under Sections 607 and 402 hereof shall survive), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; (B) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (C) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 402.               Repayment to Company.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of, or interest or Liquidated Damages (if any) on, the Securities that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed by first-class mail to each Holder entitled thereto at last known address no less than 30 days prior to such payment. The Company and the Trustee shall have no further liability or obligation to advise Holder. After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Holders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another person.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.               Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                           (1) default in the payment of the principal of or
                  premium, if any, on any Security at its Maturity, whether or not such payment is prohibited by the provisions of Article Twelve; or

                           (2) default in the payment of any interest or
                  Liquidated Damages, if any, on any Security when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Twelve, and continuance of such default for a period of 30 days; or

                           (3) failure to provide timely notice of a Repurchase
                  Event as required in accordance with the provisions of Article Fourteen; or

                           (4) default in the payment of the Repurchase Price in
                  respect of any Security on the Repurchase Date therefor in accordance with the provisions of Article Fourteen, whether or not such payment is prohibited by the provisions of Article Twelve; or

                           (5) default in the performance, or breach, of any
                  covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 % in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (6) a default under any bond, debenture, note or
                  other evidence of indebtedness for money borrowed by the Company or any Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of indebtedness in excess of $5,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in indebtedness in excess of $5,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                           (7) the entry by a court having jurisdiction in the
                  premises of (A) a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Material Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                           (8) the commencement by the Company or any Material
                  Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action.

                  Upon receipt by the Trustee of any Notice of Default pursuant to this Section 501, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date: provided, that unless such Notice of Default shall have become effective by virtue of the Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 502.               Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than as specified in subparagraph (7) or (8) of Section 501) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration the principal of, premium, if any, and interest accrued on the Securities to the date of declaration and Liquidated Damages, if any, shall become immediately due and payable. If an Event of Default specified in subparagraph (7) or (8) of
Section 501 occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on all of the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                           (1) the Company has paid or deposited with the
                  Trustee a sum sufficient to pay

                                    (A)     all overdue interest on all
                           Securities,

                                    (B) the principal of and premium, if any, on
                           any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                                    (C) to the extent that payment of such
                           interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                                    (D) all sums paid or advanced by the Trustee
                           and each predecessor Trustee, their respective agents and counsel hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel;

                           and

                           (2) all Events of Default, other than the nonpayment
                  of the principal of, premium, if any, and interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

                  Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                           (1) default is made in the payment of any interest on
                  any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                           (2) default is made in the payment of the principal
                  of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 607.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute any such proceeding to judgment or final decree, and may enforce the same against the Company (or any other obligor upon such Securities) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company (or any other obligor upon such Securities), wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it and each predecessor Trustee for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, and any other amounts due the Trustee under
Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

SECTION 505.    Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.               Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: Subject to Article 12, to the holders of
                  Senior Indebtedness;

                           SECOND: To payment of all amounts due the Trustee
                  under Section 607;

                           THIRD: To the payment of the amounts then due and
                  unpaid for principal of and premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest, respectively; and

                           FOURTH: The balance, if any, to the Company or to
                  whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 507.               Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (1) such Holder has previously given written notice
                  to the Trustee of a continuing Event of Default;

                           (2) the Holders of not less than 25% in principal
                  amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the
                  Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee for 60 days after its receipt of such
                  notice, request and offer of indemnity has failed to institute any such proceeding; and

                           (5) no direction inconsistent with such written
                  request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest and Liquidated Damages (if any) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of a repurchase pursuant to Article Fourteen, on the

Repurchase Date) and to convert such Security in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.               Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.               Control by Holders.

                  The Holders of at least a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, that

                           (1) such direction shall not be in conflict with any
                  rule of law or with this Indenture; and

                           (2) the Trustee may take any other action deemed
                  proper by the Trustee which is not inconsistent with such direction; and

                           (3) subject to the provisions of Section 601, the
                  Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

                  Upon receipt by the Trustee of any such direction, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 513.               Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                           (1) in the payment of the principal of or premium, if
                  any, or interest on any Security, or

                           (2) in respect of a covenant or provision hereof
                  which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act;

provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee, a suit by a Holder pursuant to Section 508, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.               Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by this Indenture and the Trust Indenture Act for securities issued pursuant to indentures qualified thereunder. Except as otherwise provided herein, notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability or risk in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. The Trustee shall not be liable (x) for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts or
(y) with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this indenture. Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and in the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and in the Trust Indenture Act, and no implied covenants or obligations shall be read in to this Indenture against the Trustee; and (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; but in the case of any such statements, certificates or options which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture. If a default or an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

SECTION 602.               Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. For purposes of this Section 602, the Trustee shall not be deemed to have knowledge of an Event of Default hereunder unless an officer of the Trustee has actual knowledge thereof, or unless written notice of any event which is an Event of Default is received by the Trustee and such notice references the Securities or this Indenture.

SECTION 603.               Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                           (a) the Trustee may rely and shall be protected in
                  acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (b) any request or direction of the Company mentioned
                  herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                           (c) whenever in the administration of this Indenture
                  the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                           (d) the Trustee may consult with counsel and the
                  written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (e) the Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (f) before the Trustee acts or refrains from acting
                  with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 102, and the Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith and without gross negligence in reliance on such certificate or opinion;

                           (g) the Trustee shall not be required to give any
                  bond or surety in respect of the performance of its power and duties hereunder;

                           (h) the Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                           (i) the Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.    Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.               May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.               Money Held in Trust.

                  Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.               Compensation and Reimbursement.

                  The Company agrees:

                           (1) to pay to the Trustee from time to time
                  reasonable compensation for all services rendered by it hereunder (including its services as Security Registrar or Paying Agent, if so appointed by the Company) as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to
                  reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in connection with the performance of its duties under any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and all other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

                           (3) to indemnify the Trustee and each predecessor
                  Trustee (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder (including its services as Security Registrar or Paying Agent, if so appointed by the Company), including enforcement of this
                  Section 607 and including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company shall defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest adverse to the Issuer or a potential conflict of interest exists between the indemnitee and the Company, in which case the indemnitee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel) in any one action or separate substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee.

                  As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such prior lien. The obligations of the Company under this Section to compensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee and any predecessor Trustee for expenses, disbursements and advances, and any other amounts due the Trustee or any predecessor Trustee under Section 607, shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee or any predecessor Trustee incurs expenses or renders services in connection with the performance of its obligations hereunder (including its services as Security Registrar or Paying Agent, if so appointed by the Company) after an Event of Default specified in Section 501(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar federal or state law to the extent provided in
Section 503(b)(5) of Title 11 of the United States Code, as now or hereafter in effect.

SECTION 608.               Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.               Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that (i) is eligible pursuant to the Trust Indenture Act to act as such, (ii) has (or, in the case of a corporation included in a bank holding company system, whose related bank holding company has) a combined capacity and surplus of at least $50,000,000 and (iii) has a Corporate Trust Office in the Borough of Manhattan, The City of New York, or a designated agent. If such Person publishes reports of conditions at least annually, pursuant to law or to the requirements of a Federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.               Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and to the Company.

                  (d)      If at any time:

                           (1) the Trustee shall fail to comply with Section 608
                  after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for the last six months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and such successor Trustee shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611 become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.               Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.               Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of such claims against the Company (or any such other obligor).

SECTION 614.               Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents acceptable to and at the expense of the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment under this Section shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible to act as such under the provisions of this Section.

                  Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Securities when presented to it in connection with the original issuance and with exchanges, registrations of transfer or redemptions or conversions thereof or pursuant to Section 306; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

                  The Trustee shall not be liable for any act or any failure of the Authenticating Agent to perform any duty either required herein or authorized herein to be performed by such person in accordance with this Indenture.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities described in the within-mentioned Indenture.

                                          -----------------------------------
                                                         As Trustee



                                          By_________________________________
                                                   As Authenticating Agent



                                          By_________________________________
                                                       Authorized Officer



                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                           (a) semi-annually, not more than 15 days after each
                  Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                           (b) at such other times as the Trustee may request in
                  writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Notwithstanding the foregoing, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.    Preservation of Information; Communications to Holders.

                           (a) The Trustee shall preserve, in as current a form
                  as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of

                  Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                           (b) The rights of Holders to communicate with other
                  Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                           (c) Every Holder of Securities, by receiving and
                  holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act or otherwise in accordance with this Indenture.

SECTION 703.               Reports by Trustee.

                           (a) Not later than 60 days following each September
                  15, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                           (b) A copy of each such report shall, at the time of
                  such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.               Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705.               Rule 144A Information Requirement.

                  If at any time prior to the Resale Restriction Termination Date the Company is no longer subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish to the Holders or beneficial holders of the Securities and prospective purchasers of the Securities designated by the Holders of the Securities, upon their request, information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until the earlier of (i) the date on which the Securities and the


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

underlying Common Stock are registered under the Securities Act or (ii) the Resale Restriction Termination Date.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.     Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                           (1) in case the Company shall consolidate with or
                  merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

                           (2) immediately after giving effect to such
                  transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                           (3) such consolidation, merger, conveyance, transfer
                  or lease does not adversely affect the validity or enforceability of the Securities; and

                           (4) the Company or the successor Person has delivered
                  to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

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

SECTION 802.               Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to cause this Indenture to be qualified under the
                  Trust Indenture Act; or

                           (2) to evidence the succession of another Person to
                  the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                           (3) to add to the covenants of the Company for the
                  benefit of the Holders or an additional Event of Default, or to surrender any right or power conferred herein or in the Securities upon the Company; or

                           (4)      to secure the Securities; or

                           (5) to make provision with respect to the conversion
                  rights of Holders pursuant to the requirements of Section 1311; or

                           (6) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee with respect to the Securities; or

                           (7) to cure any ambiguity, to correct or supplement
                  any provision herein or in the Securities which may be defective or inconsistent with any other provision herein or in the Securities, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this Clause
                  (7) shall not adversely affect the interests of the Holders in any material respect and the Trustee may rely upon an opinion of counsel to that effect.

SECTION 902.               Supplemental Indentures With Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                           (1) change the Stated Maturity of the principal of,
                  or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(5)), or modify the provisions of Article Fourteen, or the provisions of this Indenture with respect to the subordination of the Securities, in a manner adverse to the Holders, or

                           (2) reduce the percentage in principal amount of the
                  Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                           (3) make any change in Section 513, Section 508 or
                  Section 902 hereof (including this sentence), or

                           (4) modify any of the provisions of this Section or
                  Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 901(6).

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.               Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.               Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.               Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.               Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and (at the specific direction of the Company) authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.               Notice of Supplemental Indenture.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.              Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of and premium, if any, interest, Liquidated Damages (if any) on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.              Maintenance of Office or Agency.

                  The Company will maintain in New York, New York an office or agency (which may be a drop facility) where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, where Securities may be surrendered for exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, or the offices of its Agent, DTC, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Trustee c/o 40 Broad Street, Fifth Floor, Suite 550, Suite 550, New York, New York 10604 as such drop facility in compliance with this Section 1002.

SECTION 1003.              Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on or prior to 11:00 a.m. (New York City time) on each due date of the principal of and premium, if any, or interest on any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal and any premium and interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act and this Indenture applicable to it as a Paying Agent and hold all sums held by it for the payment of principal of or any premium or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities; and (iii) at any time during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities, and account for any funds disbursed.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the

Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,

that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each

Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.              Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.              Maintenance of Properties.

                  The Company will cause all buildings and equipment owned by it to be maintained and kept in such condition, repair and working order as in the judgment of the Company may be necessary in the interest of its business and that of its Subsidiaries; provided, however, that nothing in this Section shall prevent the Company from selling, abandoning or otherwise disposing of, or discontinuing the operation or maintenance of, any of such properties if such action is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and in compliance with Article Eight.

SECTION 1007.              Payment of Taxes.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the

Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or governmental charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.  Limitations on Disposition of Stock of Material Subsidiaries

                  Except in a transaction governed by Article Eight hereof, so long as Securities of any series are Outstanding, the Company will not issue, sell, transfer or otherwise dispose of any shares of, securities convertible into or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind) of any of its Material Subsidiaries nor will it permit any of its Material Subsidiaries to issue (other than to the Company) any shares (other than directors' qualifying shares) of, or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind) of any of its Material Subsidiaries if, after giving effect to any such transaction and the issuances of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, the Company would own, directly or indirectly, less than 80% of the shares of any of its Material Subsidiaries (other than preferred stock having no voting rights of any kind); provided, however, that (i) any issuance, sale, transfer or other disposition permitted by the foregoing may only be made for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith, and (ii) the foregoing shall not prohibit any such issuance or disposition of securities if required by any law or any regulation or order of any governmental authority. Notwithstanding the foregoing, (iii) the Company may merge or consolidate any of the Company's Material Subsidiaries into or with another direct wholly-owned Subsidiary of the Company and (iv) the Company may, subject to the provisions of Article Eight, sell, transfer or otherwise dispose of the entire capital stock of any of its Material Subsidiaries at one time for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith.

SECTION 1009.              Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 to 1008 inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


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

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.              Right of Redemption.

                  The Securities may be redeemed at the election of the Company, in whole or from time to time in part, at any time on or after September 30, 2000, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest, to the Redemption Date.

SECTION 1102.              Applicability of Article.

                  Redemption of Securities at the election of the Company as permitted by any provision of this Indenture shall be made in accordance with such provision and this Article.

SECTION 1103.              Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date.

SECTION 1104.              Selection by Trustee of Securities to be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot or pro rata or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one


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

Security is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.              Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to the Trustee and to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                           (a)      the Redemption Date,

                           (b)      the Redemption Price,

                           (c) if less than all the Outstanding Securities are
                  to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                           (d) that on the Redemption Date the Redemption Price
                  will become due and payable upon each such Security to be redeemed and that (unless the Company shall default in payment of the Redemption Price) interest thereon will cease to accrue on and after said date,

                           (e) the conversion price, the date on which the right
                  to convert the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

                           (f) the place or places where such Securities are to
                  be surrendered for payment of the Redemption Price.

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

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request received by the Trustee at least 45 days prior to the Redemption Date, by the Trustee in the name and at the expense of the Company.

SECTION 1106.              Deposit of Redemption Price.

                  At or prior to 9:00 a.m. (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.              Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.              Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form

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

satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

SECTION 1201.              Securities Subordinated to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, at all times and in all respects, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, interest and Liquidated Damages, if any, on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1202.              Payment Over of Proceeds Upon Dissolution, Etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefits of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness; or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium, if any, interest or Liquidated Damages, if any, on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the

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

Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, general assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203. Prior Payment to Senior Indebtedness upon Acceleration of
              Securities.

                  In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of or premium, if any, interest on Liquidated Damages, if any, on the Securities or on account of the purchase or other acquisition of Securities.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee


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

or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1204.              No Payment When Senior Indebtedness in Default.

                  (a) In the event and during the continuation of any default in the payment of principal of or premium, if any, or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of the principal of or premium, if any, interest or Liquidated Damages, if any, on the Securities or on account of the purchase or other acquisition of Securities.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1205.              Payment Permitted If No Default.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, general assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203 or 1204, from making payments at any time of principal of and premium, if any, or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at

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


the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1206.          Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and Interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1207.              Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1208.              Trustee to Effectuate Subordination.

                  Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

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

SECTION 1209.              No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1210.              Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least four Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within four Business Days prior to such date.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior

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

Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1211.   Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1212.      Trustee Not Fiduciary for Holders of Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee.

SECTION 1213. Rights of Trustee as Holder of Senior Indebtedness; Preservation
              of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

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

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1214.              Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1213 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1215.              Certain Conversions Deemed Payment.

                  For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any class of capital stock of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.

SECTION 1216.              No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from tune to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

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

SECTION 1301.              Conversion Privilege and Conversion Price.

                  Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time after the 60th day following the date of original issuance of Securities under this Indenture at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on September 30, 2003. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the second business day preceding the applicable Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $31.11 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f) and (i) of
Section 1304.

SECTION 1302.              Exercise of Conversion Privilege.

                  In order to exercise the conversion privilege, the Holder of any Security shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 1002, accompanied by written notice to the Company in the form provided in the Security (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the opening of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as provided in the immediately preceding sentence and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and

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

the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes of the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION 1303.              Fractions of Shares.

                  No fractional share of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) at the close of business on the day of conversion (or, if such day is not a Trading Day (as hereafter defined), on the Trading Day immediately preceding such day).

SECTION 1304.              Adjustment of Conversion Price.

                  (a) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

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

                  (b) Subject to paragraph (g) of this Section, in case the Company shall pay or make a dividend or other distribution on the Common Stock consisting exclusively of, or shall otherwise issue to all holders of the Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (determined as provided in paragraph (h) of this Section) on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

                  (d) Subject to the last sentence of this paragraph (d) and to paragraph (g) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Stock evidences of its indebtedness, shares of any class of its capital stock or other assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash and excluding any dividend or distribution referred to in paragraph (a) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital stock and other assets to be distributed applicable to one share of

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

Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (h) of this Section, to the extent possible. For purposes of this paragraph (d), any dividend or distribution that includes shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock, such rights or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)) immediately followed by (y) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

                  (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any cash that is distributed as part of a distribution resulting in an adjustment pursuant to paragraph (d) of this Section or in connection with a transaction to which Section 1311 applies) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of the Common Stock of cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to this paragraph (e) has been made previously and
(ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding such date of determination and in respect of which no conversion price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (h) of this Section) on such date of determination times the number of shares of Common Stock outstanding on such date, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the amount of cash to be

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distributed at such time applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

                  (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the last time (the "Expiration Time") that tenders may be made pursuant to such tender offer (as it shall have been amended) that, together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the Expiration Time of the other consideration paid in respect of any other tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to this paragraph (f) has been made previously and (ii) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to paragraph (e) of this Section has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (h) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price (determined as provided in paragraph (h) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender offer and the denominator shall be the product of (A) such Current Market Price times (B) such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender offer (the "Purchased Shares"), such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this paragraph (f) shall, pending such final determination, be made based upon the preliminarily announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this paragraph
(f) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

                  (g) The reclassification of Common Stock into securities which include securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1311 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to such distribution"

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

within the meaning of paragraph (d) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

                  Rights or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock (either initially or under certain circumstances), which rights or warrants (i) are deemed to be transferred with such shares of Common Stock,
(ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 1304 not be deemed issued until the occurrence of the earliest Trigger Event. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this
Section 1304 was made, (1) in the case of any such rights or warrant which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  Notwithstanding any other provision of this Section 1304 to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 1304 if the Company makes proper provision so that each holder of Securities who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversions, the amount and kind of such distributions that such holder would have been entitled to receive if such

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holder had, immediately prior to such determination date, converted such
Security into Common Stock.

                  (h) For the purpose of any computation under this paragraph and paragraphs (b), (d) and (e) of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the 20th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (d) or (e) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (f) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender offer requiring such computation and (iii) the date of the last amendment, if any, of such tender offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the Expiration Time of such tender offer; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the Commencement Date and prior to the Expiration Time for the tender offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. The closing price for any Trading Day (the "Closing Price") shall be the last reported sales price regular way or, in case


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

no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market's National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the applicable securities exchange or in the applicable securities market and the term "'ex' date," (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
(iii) when used with respect to any tender offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the last time that tenders may be made pursuant to such tender offer (as it shall have been amended).

                  (i) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c), (d), (e) and
(f) of this Section, as it considers to be advisable (as evidenced by a Board Resolution) in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

                  (j) No adjustment in the conversion price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (j) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (k) Notwithstanding any other provision of this Section 1304, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

SECTION 1305.              Notice of Adjustments of Conversion Price.

                  Whenever the conversion price is adjusted as herein provided:

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

                           (a) the Company shall compute the adjusted conversion
                  price in accordance with Section 1304 and shall prepare an Officers' Certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

                           (b) a notice stating that the conversion price has
                  been adjusted and setting forth the adjusted conversion price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

SECTION 1306.              Notice of Certain Corporate Action.

                  In case:

                           (a) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a conversion price adjustment pursuant to paragraph (e) of Section 1304; or

                           (b) the Company shall authorize the granting to the
                  holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding shares of capital stock or option for capital stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

                           (c) of any reclassification of the Common Stock
                  (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                           (d) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company; or

                           (e) the Company or any Subsidiary shall commence a
                  tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

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

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 21 days (or 11 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 1306.

SECTION 1307.              Company to Reserve Common Stock.

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities. Shares of Common Stock issuable upon conversion of outstanding Securities shall be issued out of the Common Stock held in Treasury to the extent available.

SECTION 1308.              Taxes on Conversions.

                  The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

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

SECTION 1309.              Covenant as to Common Stock.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1310.              Cancellation of Converted Securities.

                  All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1311.              Effect of Consolidation, Merger or Sale of Assets.

                  In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1301, to convert such Security only into the kind and amount of securities, cash and other property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 1312.              Trustee's Disclaimer.

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

                  The Trustee has no duty to determine when an adjustment under this Article 13 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1305. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 13.

                  The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1311, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1311.


                                ARTICLE FOURTEEN

                           RIGHT TO REQUIRE REPURCHASE

SECTION 1401.              Right to Require Repurchase.

                  In the event that there shall occur a Repurchase Event (as defined in Section 1406), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Section 1203, purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1402(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date.

SECTION 1402.              Notice; Method of Exercising Repurchase Right.

                  (a) On or before the 15th day after the occurrence of a Repurchase Event, the Company, or at the request of the Company received by the Trustee at least 45 days prior to the Repurchase Date, the Trustee (in the name and at the expense of the Company), shall give notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:



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

                           (1) the event constituting the Repurchase Event and the date thereof,

                           (2)    the Repurchase Date,

                           (3) the date by which the repurchase right must be exercised,

                           (4)    the Repurchase Price, and

                           (5) the instructions a Holder must follow to exercise a repurchase right.

                  No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.

                  (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the close of business on the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchased right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Security or Securities as to which the repurchase right had been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered security.

SECTION 1403.              Deposit of Repurchase Price.

                  On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Repurchase Price of the Securities which are to be repaid on the Repurchase Date.

SECTION 1404.              Securities Not Repurchased on Repurchase Date.

                  If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by such Security.

SECTION 1405.              Securities Repurchased in Part.

                  Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 1406.              Certain Definitions.

                  For purposes of this Article:

                  (a) A "Repurchase Event" shall have occurred upon the occurrence of a Change in Control or Termination of Trading after the date of this Indenture and on or prior to the earlier of final Maturity or the redemption of all Outstanding Securities.

                  (b)      A "Change in Control" shall occur when:

                  (i) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons;

                  (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, except in the case of (A) and (B), a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Stock immediately before such transaction;

                  (iii) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, excluding for purposes of this clause, 0. Bruton Smith, Sonic Financial Corporation and their affiliates, shall beneficially own (as defined in Rule 13d- 3 under the Exchange Act) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company;

                  (iv) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                  (v) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         (c) A "Termination of Trading" shall occur if the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the- counter trading market in the United States.

                           --------------------------


         This instrument may be executed in any number of counterparts, each of which when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     SPEEDWAY MOTORSPORTS, INC.


                                     By /s/ O. Bruton Smith
                                        --------------------------------------
                                            O. Bruton Smith
                                            Chief Executive Officer and Chairman

Attest:

/s/ Marylaurel E. Wilks
---------------------------
Marylaurel E. Wilks
Corporate Secretary

                                     FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA
                                              as Trustee


                                     By /s/ Dan Ober
                                        --------------------------------------
                                              Name: Dan Ober
                                              Title: Vice President

Attest:

----------------------------
----------------------------
Assistant Secretary

State of North Carolina                     )
                                            )        ss.
County of ____________                      )

         On the _______ day of ___________________, 1996, before me personally came O. Bruton Smith, to me known, who, being by me duly sworn, did depose and say that he is Chief Executive Officer and Chairman of Speedway Motorsports, Inc., a Delaware corporation, one of the corporations described in and which extended the foregoing instrument; that he knows the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority by the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                    -------------------------


State of North Carolina                     )
                                            )        ss.
County of _______________                   )

         On the _____ day of ________________, _______, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he is __________ of First Union National Bank of North Carolina, a duly organized national association existing under the laws of the United States described in and which executed the foregoing instrument; that he knows the seal of the corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                   -------------------------

                                                                       EXHIBIT A

                          FORM OF TRANSFER CERTIFICATE
                                FOR TRANSFER FROM
                            RULE 144A GLOBAL SECURITY
                   TO REGULATIONS S TEMPORARY GLOBAL SECURITY
                      (Transfers pursuant to ss. 304(a)(ii)
                                of the Indenture)


First Union National Bank
  of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

         Re:      Speedway Motorsports, Inc.
                  5 3/4% Convertible Subordinated Securities due 2003 (the "Securities")

         Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S. $____________________ aggregate principal amount of Securities which are held in the form of the Rule 144A Global Security (CUSIP No. 847788AA4) with the Depositary in the name of _____________________ [name of transferor] (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in the Regulation S Temporary Global Security.

         In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and (i) with respect to transfers made in reliance on Regulation S, does certify that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933 (the "Securities Act");

(ii) with respect to transfers made in reliance on Rule 144 certify that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; and (iii) with respect to transfers made in reliance on Rule 144A, that such Securities are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

         In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   [Name of Transferor]

                                   By: ___________________________________
                                            Name:
                                            Title:


Date:

                                                                       EXHIBIT B
                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                   FROM REGULATION S TEMPORARY GLOBAL SECURITY
                          TO RULE 144A GLOBAL SECURITY
                     (Transfers pursuant to ss. 304(a)(iii)
                                of the Indenture)


First Union National Bank
  of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

         Re:      Speedway Motorsports, Inc.
                  5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")

         Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S. $_________________ aggregate principal amount of Securities which are held in the form of the Regulation S Temporary Global Security with the Depositary (CINS No. U84570AA5) in the name of ______________________ [name or transferor] (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in the Rule 144A Global Security.

         In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and
(ii) Rule 144A under the United States Securities Act of 1933 to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction. You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                [Name of Transferor]

                                By: ___________________________________
                                         Name:
                                         Title:
Date:

                                                                       EXHIBIT C
                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                      FROM GLOBAL SECURITY OR CERTIFICATED
                        SECURITY TO CERTIFICATED SECURITY
                      (Transfers pursuant to ss. 304(a)(iv)
                       or ss. 304(a)(v) of the Indenture)

First Union National Bank
  of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

         Re:      Speedway Motorsports, Inc.
                  5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")

         Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S. $_________________ aggregate principal amount of Securities which are held [in the form of the [Rule 144A Global] [Regulation S Global] [Certificated] Security (CUSIP No. 847788AA4/CINS No. U84570AA5/CUSIP No. 847788AB2) with the Depositary]1 in the name of _____________________ [name of transferor] (the "Transferor") to effect the transfer of the Securities.

         In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and
(ii) to a transferee that the Transferor reasonably believes is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933) and is acquiring at least $100,000 principal amount of Securities for its own account or for one or more accounts as to which the transferee exercises sole investment discretion and
(iii) in accordance with applicable securities laws of any state of the United States or any other jurisdiction. You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
                                  [Name of Transferor]

                                  By: ___________________________________
                                           Name:
                                           Title:
Date:
--------
1 Insert, if appropriate.

                                                                       EXHIBIT D

               FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
            (Transfers pursuant to ss. 304(a)(iv) and ss. 304(a)(v))


First Union National Bank
  of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration

         Re:      Speedway Motorsports, Inc.
                  5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")

         Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to U.S. $_________________ aggregate principal amount of Securities which are held [in the form of the [Rule 144A Global] [Regulation S Global] [Certificated] Security (CUSIP No. 847788AA4/CINS No. U84570AA5/CUSIP No. 847788AB2) with the Depositary]1 in the name of ______________________ [name of transferor] (the "Transferor") to effect the transfer of the Securities to the undersigned.

         In connection with such request, and in respect of such Securities we confirm that:

                  1. We understand that the Securities were originally offered in a transaction not involving any public offering in the United States within the meaning of the United States Securities Act of 1933, as amended (the "Securities Act"), that the Securities have not been registered under the Securities Act and that (A) the Securities may be offered, resold, pledged or otherwise transferred only (i) to a person who the seller reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests),
         (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and (B) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in (A) above.
--------
1 Insert and modify, if appropriate.

                  2. We are a corporation, partnership or other entity having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under paragraph 4 below is) an institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, able to bear the economic risk of our proposed investment in the Securities.

                  3. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.

                  4. We are, and each account (if any) for which we are purchasing Securities is, purchasing Securities having an aggregate principal amount of not less than $100,000.

                  5. We understand that (a) the Securities will be delivered to us in registered form only and that the certificate delivered to us in respect of the Securities will bear a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO

ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

         and (b) such certificates will be reissued without the foregoing legend only in accordance with the terms of the Indenture.

         6. We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless:

                  (a) the Securities are sold to the Company or any Subsidiary thereof;

                  (b) the Securities are sold to a qualified institutional buyer in compliance with Rule 144A under the Securities Act;

                  (c) the Securities are sold to an institutional accredited investor, as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, acquiring at least $100,000 principal amount of the Securities that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from such Trustee);

                  (d) the Securities are sold to non-U.S. persons outside the United States in compliance with Rule 903 or Rule 904 under the Securities Act;

                  (e) the Securities are sold by us pursuant to Rule 144 under the Securities Act; or

                  (f) the Securities are sold pursuant to an effective registration statement under the Securities Act.

                                    Very truly yours,

                                    [PURCHASER]

                                    By: ___________________________________
                                             Name:
                                             Title:

Date:

                                                                       EXHIBIT E

                      FORM OF CERTIFICATE FOR TRANSFERS OF
                     REGULATION S TEMPORARY GLOBAL SECURITY
                   FOR REGULATION S PERMANENT GLOBAL SECURITY
                    (Transfers pursuant to ss. 304(a)(viii))
                                  (Transferor)


[MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, BRUSSELS OFFICE AS
OPERATOR OF THE EUROCLEAR SYSTEM]

[CEDEL BANK, SOCIETE ANONYME]

         Re:      Speedway Motorsports, Inc.
                  5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")

         Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This certificate relates to U.S. $_____________________ aggregate principal amount of Securities which are held in the form of the Regulation S Temporary Global Security (CINS No. U84570AA5) with the Depositary in the name of ___________________ [name of transferor] (the "Transferor") to effect the transfer of the beneficial interest in such Regulation S Temporary Global Security for a beneficial interest in an equivalent aggregate principal amount of the Regulation S Permanent Global Security.

         In connection with such request, and in respect of such Securities we confirm that:

                  1. We are either not a U.S. person (as defined below) or we have purchased our beneficial interest in the above referenced Regulation S Temporary Global Security in a transaction that is exempt from the registration requirements under the Securities Act.

                  2. We are delivering this certificate in connection with obtaining a beneficial interest in the Regulation S Permanent Global Security in exchange for our beneficial interest in the Regulation S Temporary Global Security.

         For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to it assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in
Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

         We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or other proceedings with respect to the matters covered by this certificate.

                                Very truly yours,

                                [TRANSFEROR]


                                By:____________________________
                                Name:
                                Title:

                                To be completed by the account
                                holder as, or as agent for, the
                                beneficial owner(s) of the
                                Securities to which this
                                certificate relates.

Dated:

                                                                       EXHIBIT F

                      FORM OF CERTIFICATE FOR TRANSFERS OF
                     REGULATION S TEMPORARY GLOBAL SECURITY
                   FOR REGULATION S PERMANENT GLOBAL SECURITY
                    (Transfers pursuant to ss. 304(a)(viii))
                              (Euroclear or Cedel)



First Union National Bank of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration


                  Re:      Speedway Motorsports, Inc.
                           5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")


                  Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This certificate relates to U.S. $____________________ aggregate principal amount of Securities which are held in the form of the Regulation S Temporary Global Security (CINS No. U84570AA5) with the Depositary to effect the transfer of beneficial interest in such Regulation S Temporary Global Security for a beneficial interest in an equivalent aggregate principal amount of the Regulation S Permanent Global Security.

                  In connection with such request, this is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Regulation S Temporary Global Security set forth above (our "Member Organizations") substantially to the effect set forth in the Indenture, U.S. $__________________ aggregate principal amount of the Securities is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source or any other person deemed a "U.S. person" under Regulation S under the Securities Act of 1933, as amended.

                  We further certify (i) that we are not making available herewith for exercise (or if relevant, exercise of any rights of collection of any interest) any portion of the Regulation S Global Security excepted in such certificates and (ii) that, as of the date hereof, we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise or any rights of collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

                  We understand that this certificate is required in connection with certain laws, and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

                              Very truly yours,

                              [MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, BRUSSELS OFFICE AS
                              OPERATOR OF THE EUROCLEAR SYSTEM]

                              [CEDEL BANK, SOCIETE ANONYME]


                              By:
                                       Name:
                                       Title:

Dated:

                                                                       EXHIBIT G

                      FORM OF CERTIFICATE FOR TRANSFERS OF
                     REGULATION S PERMANENT GLOBAL SECURITY
                           FOR CERTIFICATED SECURITIES
                     (Transfers pursuant to ss. 304(a)(ix))
                                  (Transferor)



First Union National Bank of North Carolina
230 South Tryon Street, Ninth Floor
Charlotte, North Carolina  28288-1179
Attention:  Corporate Trust Administration


                  Re:      Speedway Motorsports, Inc.
                           5 3/4% Convertible Subordinated Debentures due 2003 (the "Securities")


                  Reference is hereby made to the Indenture dated as of September 1, 1996 (the "Indenture") between Speedway Motorsports, Inc., as Issuer, and First Union National Bank of North Carolina, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This certificate relates to U.S. $____________________ aggregate principal amount of Securities which are held in the form of the Regulation S Permanent Global Security (CINS No. U84570AA5) with the Depositary in the name of ______________________________ [name of transferor] (the
"Transferor") to effect the transfer of the beneficial interest in such Regulation S Permanent Global Security for a beneficial interest in an equivalent aggregate principal amount of Certificated Securities.

                  In connection with such request, and in respect of such Securities, we confirm that:

                  1. We are either not a U.S. person (as defined below) or we have purchased our beneficial interest in the above referenced Regulation S Permanent Global Security in a transaction that is exempt from the registration requirements under the Securities Act.

                  2. We are delivering this certificate in connection with obtaining a beneficial interest in Certificated Securities in exchange for our benefit interest in the Regulation S Permanent Global Security.

                  For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S.

person who has sole or shared investment discretion with respect to its assets),
(iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

                  We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or other proceedings with respect to the matters covered by this certificate.

                                            Very truly yours,

                                            [TRANSFEROR]


                                            By: _______________________________
                                                     Name:
                                                     Title:

                                            To be completed by the account
                                            holder as, or the agent for, the
                                            beneficial owner(s) of the
                                            Convertible Securities to which this
                                            certificate relates.

Dated:

                                       G-2

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